March 31, 1999





Mr. Charles Bayless
Chairman
Illinois Power Company
500 South 27th Street
Decatur, Illinois 62521

     Re: Interim Agreement Relative to the Clinton Nuclear Power Station

Dear Mr. Bayless:

         Reference is hereby made to that certain Agreement between Illinois Power Company ("IP") and PECO Energy Company ("PECO") dated as of January 15, 1998, as amended by that certain Incentive Compensation Agreement to Amend the Management Services Agreement dated as of May 19, 1998 (collectively, the "Management Agreement"), whereby PECO has been providing management services to IP in connection with the restart of IP's 930 MWE Clinton Nuclear Power Station ("Clinton"). PECO and IP have been in discussions concerning the possibility of a sale or abandonment (hereinafter, "sale") by IP of Clinton to PECO or AmerGen Energy Company ("Buyer"), a nuclear operating company owned by PECO and British Energy. The parties intend promptly to negotiate a Definitive Agreement which will contain the definitive terms and conditions relative to the sale of Clinton and additionally to negotiate certain Ancillary Agreements, including a Power Purchase Agreement ("PPA") and Interconnection Agreement, which will be entered into in connection with the sale. The purpose of this Interim Agreement is to
(i) set forth certain rights, obligations and agreements of the parties during the term of this Interim Agreement, (ii) provide for certain amendments to the Management Agreement which are set forth in an Amendment No. 2 effective April 1, 1999, to be executed by IP and PECO in the form attached hereto as Exhibit A,
(iii) provide for the execution by IP. PECO and the designated Chief Nuclear Officer of Clinton of a Leased Employee Agreement of even date in the form attached hereto as Exhibit B, (iv) provide for the modification by the parties of the Confidentiality Agreement dated March 12, 1999 attached hereto as Exhibit C, to provide for an extension of the Exclusivity Period as described in Paragraph 4 hereof, and (v) to establish certain business points which will guide the parties in their negotiation of the Definitive Agreement.

         1.    Negotiation of Definitive Agreement and Ancillary Agreements

            This Interim Agreement shall become effective on the date (the "Effective Date") that this Interim Agreement is ratified and approved by the Board of Directors of IP. Following the Effective Date and during the Exclusivity Period, IP and the Buyer shall use their respective best efforts to negotiate the Definitive Agreement and all Ancillary Agreements necessary or desirable to complete and provide for the sale of Clinton by IP to Buyer. Buyer is completing due diligence of Clinton, and IP is making available to Buyer such information, including confidential information, as Buyer has to date reasonably requested. The parties will endeavor to complete the negotiation of the Definitive Agreement and Ancillary Agreements during the Exclusivity Period but the parties will have no obligations to each other except as specifically provided for in this Interim Agreement, the Confidentiality Agreement, the Management Agreement as amended by Amendment No. 2 thereto and the Leased Employee Agreement, and as may hereinafter be provided by the Definitive Agreement and the Ancillary Agreements. Without in any way binding the parties hereto (the parties being bound with respect to these matters only to the extent and as provided for in the Definitive Agreement as may hereafter be executed by the parties), it is intended that the Definitive Agreement and the Ancillary Agreements thereto will reflect the following business points between the parties as such business points may be amplified or supplemented through negotiation of the parties and set forth in the Definitive Agreement and Ancillary Agreements:

            (a)   Purchase Price

            At the closing of the sale of Clinton under the Definitive Agreement (the "Closing"), which Closing shall be within ten (10) days after satisfaction or waiver of all conditions precedent to the Closing, Buyer will pay IP $20,000,000 for all of IP's right, title and interest in and to Clinton including all IP equipment, spare parts, fixtures, inventory, nuclear fuel and other property of any kind necessary for the operation and maintenance of Clinton. IP has indicated that it desires to exclude from the sale certain lands and facilities which are not necessary for the safe, efficient and economic operation of Clinton. The Definitive Agreement shall identify the particular portions of the Clinton site and facilities which IP and Buyer agree will be excluded from the sale, subject to appropriate conditions to meet regulatory requirements. Buyer shall have the right to contract for any necessary transmission service under IP's Open Access Transmission Tariff and for back-up power to the site consistent with NRC requirements and current arrangements.

            (b)   PPA

            Ancillary to the Definitive Agreement will be a PPA providing for IP's purchase of energy from Clinton for the period from Closing through
December 31, 2004. In addition to such other terms, conditions and amplifications the parties may negotiate, the PPA will reflect the following basic understandings:

          IP will purchase and the Buyer will deliver to IP on an as-available (or Unit output) hourly basis the following percentages of the actual net electric output of Clinton:

             Year      1999      2000      2001      2002      2003      2004
          % output      80        xx        xx        xx        xx        xx

          IP will pay for such output (with pricing reflecting all charges, including energy and capacity) at the following general price levels, provided, however, that such prices will be modified by mutual agreement to reflect seasonality (canted to strongly incentivize the Buyer to maximize output at Clinton during the summer months) and "on" and "off" peak periods on an hourly basis:

              Year     1999      2000      2001      2002      2003      2004
     Price per MWH     $xx       $xx       $xx       $xx       $xx       $xx

          (c)   Decommissioning Liability

          At the Closing, IP will make or cause to be made such additional cash deposits as are necessary to the Clinton Qualified and Nonqualified Decommissioning Trusts (together with any other trusts into which the current trusts may be liquidated or the current trust funds may be transferred, the "Decommissioning Trusts") in order to ensure that the liquidated value of the aggregate trust corpus of the Decommissioning Trusts is not less than $95,000,000. On each of the next six (6) anniversary dates of the Closing, IP wil deposit or cause to be deposited an additional $30,000,000 in such
Decommissioning Trusts subject to the NRC approval of such funding as an acceptable method of demonstrating reasonable assurance of such funding in accordance with 10 CFR ss.50.75 (e)(v) and IP providing such additional assurance of payment as may be mutually agreed to by IP and Buyer. IP and the Buyer shall cooperate in obtaining federal and state approvals to permit these additional contributions to be made to the Qualified Trust contained in the Decommissioning Trusts to the maximum extent practicable. The parties intend that to the extent practicable the Buyer will take control of the decommissioning funds, but in any event the parties agree that neither IP nor any of its affiliates will have any liability following the Closing with respect to the decommissioning of Clinton except to the extent of the aforementioned funding of the Decommissioning Trusts at the time of the Closing and IP's liability to make the six (6) anniversary payments following the Closing. Except as set forth in the immediately preceding sentence, at Closing Buyer will assume and be responsible for all other liability with respect to the decommissioning of Clinton. It will be a condition to the Closing that either through the receipt of favorable rulings from the Internal Revenue Service, changes in existing tax law and/or the regulations thereunder or other circumstances, the Buyer is satisfied that the transfer of the assets represented by the Decommissioning Trusts on a tax-free or tax-efficient basis can be accomplished and that the maintenance of the Qualified and Nonqualified Decommissioning Trust funds post-Closing can be accomplished without negative tax implications for the assets of the Decommissioning Trusts or the Buyer. Similarly, it will be a condition to Closing that IP must be satisfied that any chosen structure will neither result in adverse tax consequences to IP (such as, but not limited to, inability to deduct its payments into the Decommissioning Trusts, increased amounts realized on the sale or other income recognition which are not offset by deductions or losses, its inability to collect its decommissioning tariff from the Illinois taxpayers on a tax effective basis, or a recapture of the Qualified or Nonqualified Decommissioning Trusts) nor jeopardize IP's legal entitlement to continue to collect such decommissioning tariff in no less than the aggregate amounts now envisioned under such tariff.

          (d)   Spent Fuel Fees

          IP will continue to pay or cause to be paid all spent fuel disposal fees now in effect or subsequently imposed for nuclear fuel burned at Clinton prior to Closing. On and after the Closing, Buyer will assume the liability for payment of all spent fuel disposal fees for fuel burned on or subsequent to Closing. Fuel burned shall be determined by electricity generated in accordance with Department of Energy Regulations.

          (e)   Decommissioning and Decontamination Fee

          IP will continue to pay or cause to be paid to the Department of Energy the annual decontamination and decommissioning fees associated with Clinton fuel enriched and burned prior to the Closing.

          (f)   Insurance

          IP will maintain in effect until the Closing substantially the same level of property damage and liability insurance for Clinton as is currently in effect. As of the date of Closing, IP shall retain all rights to (i) its member insurance accounts in Nuclear Electric Insurance Limited ("NEIL"), and (ii) its future nuclear insurance distributions and credits from both NEIL and American Nuclear Insurers ("ANI") including, but not limited to, shutdown credits earned by IP through the date of Closing. Alternatively, upon mutual agreement of the parties, IP shall transfer its rights referenced in clauses (i) and (ii) of the immediately preceding sentence to Buyer at the Closing, subject to the approval of NEIL and/or ANI, if required, in return for a lump sum payment from Buyer to IP in an amount to be mutually agreed upon by the parties.

          (g)   Employees

          As of the Closing, Buyer will employ consistent with its business needs the IP employees then working at Clinton and those fully dedicated to Clinton who are on Clinton's budget and payroll and Buyer will be given the opportunity, subject to agreement by IP and Buyer as to the particular individuals involved, to offer positions to IP headquarters staff whose job responsibility is to provide support for Clinton. Buyer will recognize the unions which currently represent employees at Clinton and will adopt pension and other employee benefit plans and arrangements for Clinton employees which will provide substantially similar benefits to such employees retained by Buyer as such employees would receive under IP's plans and programs in effect as of the date of Closing. IP and Buyer shall agree in the Definitive Agreement to develop a transition plan in accordance with Sections 16-128 of the Illinois Public Utilities Act to be offered to employees of Clinton prior to and following Closing. IP will be responsible for implementing and funding the transition plan for employees at Clinton who are not transferred to (employed by) Buyer and for applicable severance obligations owing to any transferred employees lawfully terminated (except for cause) by Buyer during the twenty-four (24) month period following Closing. Following its employment of the employees referenced above, the Buyer will comply with the provisions of Section 16-128 of the Illinois Public Utilities Act. As soon as practicable following the Closing, IP will transfer or cause to be transferred to defined contribution plans established and/or already maintained by the Buyer an amount equal to the assets (including, but not limited to, promissory notes evidencing loans from IP's corresponding defined contribution plans to transferred employees that are outstanding as of the transfer date) representing the account balances of all transferred employees. This transfer will be done in the most practical and effective method in order to ensure compliance with the Internal Revenue Code and the Employee Retirement Income Security Act. As soon as practicable after the Closing, Seller shall cause to be transferred from Seller's pension and welfare benefit plans to Buyer or its affiliates an amount (the "Benefit Assets Transfer Amount") equal to the total of (i) an amount to be mutually agreed upon by the parties based upon the projected costs to cover pension benefit obligations owing to Seller's transferred employees, (ii) an amount to be mutually agreed upon by the parties equal to the value of retiree medical and life insurance benefits for each transferred employee accrued through the date immediately preceding Closing, less (iii) any payment made to or in respect of any transferred employee who retires or otherwise terminates employment with Buyer after Closing and before the date of the transfer of such assets. With respect to the preceding sentence, a dollar for dollar adjustment to the purchase price shall be made in the event that compliance with applicable law results in the actual assets transferred to Buyer being different than the assets that would have been transferred if the asset calculation were undertaken using mutually approved long-term actuarial assumptions, including, but not limited to, long-term trust earnings.

          (h)   Approvals

          The Definitive Agreement will contain provisions which make the Closing subject, among other things, to receipt of all necessary federal, state and local regulatory approvals as well as the expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act. These approvals must contain no terms or conditions which would cause a material adverse effect on the value of Clinton or on the cost of the transaction to IP and shall be otherwise reasonably satisfactory to the parties. The parties will cooperate with each other and use their respective best efforts to obtain the necessary regulatory approvals as promptly as practicable following the execution of the Definitive Agreement.

          (i)   Closing Conditions

          The Definitive Agreement shall contain provisions which condition each party's obligation to proceed with the Closing on all Closing conditions having been satisfied or waived by the appropriate party within eighteen (18) months of the execution of the Definitive Agreement. A further condition to Closing will be the requirement that Clinton has at any instant in time subsequent to March 15, 1999 and on or before December 31, 1999 actually generated electric energy and been synchronized to the grid. In addition to such Closing conditions described herein, the Definitive Agreement will contain such further Closing conditions as are negotiated by the parties.

          (j)   Environmental Matters

          To the extent that IP has not already conducted or had conducted a Phase I environmental site assessment reasonably satisfactory to Buyer of the Clinton land and facilities to be transferred, Buyer may, at its expense, have a Phase I and/or Phase II environmental site assessment conducted by environmental consultants mutually agreeable to IP and Buyer to identify any recognized environmental condition for which a release notification would be required to be made to any state or federal agency having jurisdiction or which would pose an imminent or substantial endangerment to human health or the environment under applicable environmental laws. IP and Buyer shall mutually agree on (i) whether any remediation is necessary with respect to any such recognized environmental conditions, (ii) what type of remediation should be performed, if any, and (iii) who will conduct such remediation. IP shall cause any mutually agreed upon remediation to be performed prior to Closing, or IP shall pay to Buyer the estimated cost for any uncompleted mutually agreed upon remediation or make appropriate arrangements to indemnify Buyer therefor. From and after the Closing, Buyer shall assume, and shall indemnify IP with respect to, all environmental liabilities and obligations at the site; provided however, that IP shall indemnify Buyer for environmental liabilities arising from waste disposal or treatment of waste at the site or other waste disposal activities of IP which occurred off-site prior to Closing.

          (k)   Property Tax

          The Definitive Agreement will provide for (i) the allocation of property taxes on the basis of the percent of the tax year that Clinton is owned by IP and the Buyer, and (ii) the allocation of transfer taxes on a 50-50 basis between IP and Buyer.

          2.    Publicity

         The parties must mutually agree on any news release, press statement or other public announcement relating to this Interim Agreement or the proposed sale of Clinton to the Buyer, which agreement in either case shall not be unreasonably withheld or delayed, except either party may disclose the transaction to the extent it is advised by counsel that such disclosure is required under applicable regulatory provisions, securities laws or the rules of the New York Stock Exchange. Notwithstanding the foregoing, no party will disclose the existence of this Agreement prior to the Effective Date, except as otherwise provided in Paragraph 6 herein.

          3.    Transaction Costs

         Each party shall bear its own costs related to this Agreement and the agreements exhibited herein, the Definitive Agreement and the Ancillary
Agreements, to the provision, receipt and examination of due diligence materials, and to any other transaction costs, including the cost of legal, technical and financial consultants and the cost of any necessary or appropriate regulatory filings and/or prosecuting applications for required regulatory approvals, except as may otherwise be provided in the Definitive Agreement.

          4.    Exclusivity

         Buyer shall have the exclusive right to negotiate with IP for the sale of Clinton during the Exclusivity Period to the extent and in the manner provided for in paragraph 10 of the Confidentiality Agreement; provided, however, that the Exclusivity Period shall continue in effect from the execution of this Agreement until the execution of a Definitive Agreement or 5:00 p.m. Decatur, Illinois time June 15, 1999, whichever first occurs.

          5.    Other Agreements

         Concurrently with the execution of this Interim Agreement, the appropriate parties will execute and deliver to each other Amendment No. 2 to the Management Agreement and the Leased Employee Agreement (together with the Confidentiality Agreement, as modified hereby, the "Other Agreements").

          6.    Regulatory Filings: Cooperation

         At the time of the execution of this Interim Agreement, the parties hereto will confer as to whether this Interim Agreement, any of the Other Agreements or the transactions to be implemented under any of them require or make advisable (i) the filing of any documents, notices, requests or applications for approval with any state, local or federal government or regulatory agency, and/or (ii) the appearance before or personal contact with the appropriate personnel at any such governmental body or agency. To the extent that any of the foregoing is determined by the parties to be necessary or advisable, the parties will cooperate with one another and use their respective best efforts to initiate and complete such necessary or appropriate action in the most effective and prompt fashion practicable.

          7.    Term

         If the Definitive Agreement is executed by the parties prior to June 15, 1999, this Interim Agreement will terminate upon the earlier to occur of the date of the Closing or the effective date of the termination of the Definitive Agreement, unless the Definitive Agreement otherwise provides. Otherwise, this Interim Agreement will terminate at midnight on December 31, 1999.

          8.    Governing Law

         This Interim Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Illinois without regard to the conflict of law provisions thereof.

          9.    No Waiver: Amendment

         No failure or delay by any of the parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. This Interim Agreement shall not be modified, supplemented or amended except by a writing signed by all parties hereto.

                                                   Sincerely,

                                                   PECO Energy Company



                                                   By:_________________________
                                                      Paul E. Haviland
                                                      Vice President


                                                   AmerGen Energy Compay



                                                   By:_________________________
                                                      Name:____________________
                                                      Title:___________________



Agreed to and accepted:

ILLINOIS POWER COMPANY



By: /s/David W. Butts
  --------------------------
   Name:  David W. Butts
   Title: Sr. Vice President

                                                                       Exhibit A


                                 AMENDMENT NO. 2


         THIS AMENDMENT AGREMENT (the "Amendment") is made and entered into this 31st day of March, 1999, to be effective as of the "Effective Date" (as hereinafter defined), by and between PECO ENERGY COMPANY, a Pennsylvania corporation ("PECO"), and ILLINOIS POWER COMPANY, an Illinois corporation ("IP").

         WHEREAS, PECO and IP entered into that certain Agreement dated as of January 15, 1998, as amended by that certain Incentive Compensation Agreement to Amend the Management Services Agreement dated as of May 19, 1998 (the "Incentive Compensation Amendment"), the terms of which are incorporated by reference herein (such Agreement as so amended being hereinafter referred to as the "Management Agreement");

         WHEREAS, the Management Agreement provides for the provision of certain management services by PECO to IP in support of outage recovery efforts and operation of IP's Clinton Power Station ("CPS");

         WHEREAS, IP, PECO and AmerGen Energy Company ("AmerGen") have entered into an Interim Agreement of even date herewith (the "Interim Agreement") (which Interim Agreement shall become effective on the date that it is ratified and approved by the Board of Directors of IP (the "Effective Date")), in anticipation among other things of (i) PECO's or AmerGen's purchase of CPS (pursuant to the terms and conditions of a to-be-negotiated and executed definitive asset purchase agreement (the "Definitive Agreement")) and (ii) a revised fee arrangement under the Management Agreement and the assumption of certain O&M and capital costs relative to CPS by PECO; and

         WHEREAS, the parties hereto desire to amend the Management Agreement, effective as of the Effective Date, in the manner set forth herein to provide, among other things, for changes in the compensation for PECO's management of CPS during the period that the Interim Agreement is in effect, or as otherwise provided for in the Definitive Agreement;

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Management Agreement is hereby amended by deleting the seventh sentence of Article 3.1.1 in its entirety and inserting in lieu thereof the following sentence:

         The Parties recognize and agree that notwithstanding any duties the CNO will have by virtue of his position in IP, the CNO may share information regarding Clinton Power Station with PECO management, including information regarding plant status, plant condition, budgets, future needs for repairs, replacements, modifications and costs, plant staff performance, labor relations, regulatory issues, and local conditions and issues; provided, however, that in no event may the CNO disclose information to PECO management (i) which is privileged to IP (including but not limited to the attorney client communication privilege and work product doctrine), or (ii) the disclosure of which would constitute a breach of a confidentiality or nondisclosure agreement to which IP is bound with another party or a violation of law; provided further that any information shared by CNO with PECO management shall be subject to the non-disclosure provisions of Article 15 of this Agreement and to the terms of the Confidentiality Agreement among IP, PECO and AmerGen Energy Company dated March 12, 1999, as amended from time to time, which is incorporated by reference herein.

2. The Management Agreement is hereby amended by deleting Articles 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11, 5.12, Attachments A and B, and
Article 3 of the Incentive Compensation Amendment in their entirety and inserting in lieu thereof the following Articles 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10 and 5.11 which read in their entirety as follows:

         5.1   Direct Operating and Maintenance and Capital Costs Reimbursement

         Commencing as of April 1, 1999, PECO shall be responsible for the payment of all direct operating and maintenance ("O&M") costs and direct capital costs incurred by IP and allocable to the operation of CPS. The specific categories of such O&M and capital costs for which PECO shall be responsible are set forth on Attachments A.1, A.2 and A.3, respectively, which Attachments are incorporated herein by reference. The Parties will confer with each other to ensure that the categories of costs set forth on Attachments A.1, A.2 and A.3 constitute reimbursable direct O&M and capital costs of IP allocable to the operation of CPS. Notwithstanding the foregoing prior to the scheduled November, 1999 purchase of fuel, IP will confer with PECO as to the timing of such purchase and the treatment of such purchase if the Closing under the Definitive Agreement does not occur. IP shall remain responsible for all other costs attributable to the operation of CPS, including, for example: pension, benefits and payroll tax payments; real property taxes; DOE spent fuel fees; DOE decommissioning and decontamination fees, if any; and contributions to the CPS decommissioning trust funds.

         IP shall submit to PECO invoices for each calendar month detailing all O&M and capital costs incurred or accrued by IP with respect to such month and reimbursable or payable, as the case may be, by PECO hereunder. Within fifteen (15) days of receipt of such invoice, PECO shall by wire transfer pay the invoiced amount, subject to PECO's right to dispute the invoice pursuant to Article 5.7. Other than as expressly provided in such Article 5.7, such payments are non-refundable.

         Invoices to PECO will be submitted to:

                  Charles P. Lewis
                  PECO Nuclear
                  965 Chesterbrook Boulevard
                  Wayne, Pennsylvania 19087
                  Fax No.:

and may, at IP's election, be submitted by first class or priority mail, courier, fax or hand delivery.

         5.2   PECO Management Fee

         Commencing as of April 1, 1999, in consideration for all services, payments and reimbursements provided by PECO under this Agreement, including without limitation the On-Site Management Services and Additional Services, and in lieu of any and all other fees and incentive payments accrued as of, or otherwise payable after, April 1, 1999, IP shall, in addition to the provision of electric energy as provided in Article 5.3, pay as provided in the next paragraph to PECO a management fee ("Management Fee") of $xx.xx for each megawatt-hour ("Fee Hour") of electric energy contained during the period commencing April 1, 1999 and ending December 31, 1999 in the Net Electric Output of CPS after subtracting therefrom the Electric Output Entitlement, as such terms are defined in Article 5.3. For months commencing after December 31, 1999, the Management Fee shall be calculated consistent with the pricing provided for in the Power Purchase Agreement to be negotiated in connection with (and attached as an Exhibit to) the Definitive Agreement.

         Commencing with the month immediately following the first calendar month after March 1999 that CPS generates Net Electric Output which is measurable, IP will by the last day of each month provide to PECO a statement setting forth the Net Electric Output of CPS for the preceding month along with a calculation of the Management Fee based thereon and shall concurrently make payment of such indicated fee to PECO by wire transfer. PECO shall be entitled to dispute such statement in accordance Article 5.7 hereof.

         5.3   PECO Entitlement to Electric Output

         As additional consideration for On-Site Management Services and Additional Services provided by PECO, IP shall be obligated to deliver to PECO 20% of the Net Electric Output of the CPS (the "Electric Output Entitlement"), if any, generated after March 31, 1999 during term of this Agreement. For purposes of determining the amount of the Electric Output Entitlement to be delivered to PECO pursuant to this Article 5.3, the Net Electric Output of CPS shall be defined as follows:

                  [Within fifteen (15) business days following the execution of this Amendment, the Parties shall negotiate a supplement to this Amendment pursuant to which the Parties shall agree on procedures for calculating the Net Electric Output of CPS prior to and following installation of the revenue-grade metering discussed in the following paragraph, as well as the metering points necessary to calculate the Net Electric Output and Station Service Energy.]

         The Parties recognize and agree that the current metering equipment and system at the CPS (the "Metering System") is not optimal and modifications to improve the Metering System are needed. The Parties shall mutually agree upon the modifications and upgrades required to convert the Metering System to the level of revenue-grade metering as well as how the costs of such modifications and upgrades shall be allocated between the Parties.

         PECO  shall  be  notified  of  and  shall  have  the  right  to  have a representative present at any test, inspection, adjustment, maintenance, installation or replacement of any part of the Metering System performed by IP or its agents. IP will test the Metering System for accuracy at least once each year. In addition, IP will also conduct a test, at any time within thirty (30) business days after a request by PECO, if PECO reasonably believes that the Metering System is inaccurate by more than two percent (2%). PECO may have a representative present during all testing. The costs of such tests requested by PECO shall be borne one-half by PECO an one-half by IP; provided, however, that if a test requested by PECO indicates that the Metering System is accurate to within two percent (2%), PECO shall bear the full costs of such test.

         IP shall be responsible for delivery of the Electric Output Entitlement to the Delivery Point and shall have no obligation, responsibility or liability for making arrangements for or the costs for the transmission of the Electric Output Entitlement beyond the Delivery Point, including but not limited to, transmission and ancillary service costs and congestion costs. IP shall provide for transmission service in accordance with IP's Open Access Transmission Tariff on file with the FERC.

         The Electric Output Entitlement shall be unit specific from the CPS and, except as expressly set forth above, IP shall have no minimum or maximum delivery obligations over any time period. If CPS is unavailable in whole or in part, IP shall have no obligation to supply back-up energy to PECO.

         The transaction contemplated by IP and PECO in this Section 5.3 is a wholesale power sale for resale pursuant to IP's Power Sales Tariff (the "PS Tariff") on file with the Federal Energy Regulatory Commission. IP and PECO have previously executed a "Form of Agreement for Electric Service" pursuant to the PS Tariff, dated as of October 3, 1996. IP and PECO desire for this transaction to occur pursuant to this Form of Agreement for Electric Service.

         Other than as provided for in this Article 5.3 and in Article 5.2, PECO shall not be entitled to receive from IP any other compensation or payment for, or in respect of, any services or performance rendered under this Agreement.

         5.4   Billing Estimates and Adjustments

         If either Party renders an invoice or statement on an estimated basis, any adjustment to such invoice or statement shall be made in the subsequent month's invoice or statement, as appropriate. Each invoice or statement shall be subject to adjustment for errors in arithmetic, computation, meter readings, or other errors, until twelve months after the date each respective invoice or statement was rendered.

         5.5   Record Retention and Audit Rights

         IP and PECO shall both keep complete and accurate records and all other data required by either of them for the purpose of proper administration of the Agreement, including such records as may be required by state or federal regulatory authorities. All such records shall be maintained for a minimum of five (5) years after the creation of the record or data and for any additional length of time required by state or federal regulatory agencies with jurisdiction over IP and PECO. IP and PECO, on a confidential basis as provided for in Article 15 of this Agreement, will provide reasonable access to the relevant and appropriate financial and operating records and data kept by the other relating to this Agreement necessary for such Party to comply with its obligations to federal and/or state regulatory authorities, through the use of a mutually agreed upon third party auditor. The Party seeking access to such records in this manner shall pay 100% of the fees and expenses associated with use of the third party auditor.

         5.6  Late Payment

         If either IP or PECO fails to pay any amount due under this Agreement in full, when due, then such Party shall be required to pay interest on the unpaid or late amount, which shall accrue from the date payment was due through the date payment is made at a daily rate equal to the lower of (a) the highest daily prime interest rate published in the Wall Street Journal on the date of, or the next business day following, the invoice due date, or (b) the highest daily rate allowed under applicable law. Any over-payments or under-payments shall bear interest as provided above and shall be assessed from the time of the over or under payment to the date of the refund or payment thereof.

         5.7   Disputed Invoices or Statements

         Management Fees and O&M/capital costs payable hereunder shall not be subject abatement or setoff and shall be paid in full when due. If either Party disputes an invoice or statement or any part thereof, it nevertheless shall make the payment due in full but may dispute the invoice or statement in the manner prescribed in Article 12, but only if Notice of such dispute is provided to the other Party within one year of the date of the invoice or statement.

         5.8   Proration

         If this Agreement is terminated effective on a day other than the last day of a calendar month, the Management Fee, O&M costs and capital costs due for that month hereunder shall be prorated based on the ratio of the number of days of such month that this Agreement is in effect to the total number of days in such month.

         5.9   Payment by Wire

         Unless otherwise specified in writing by the receiving Party, all payments made under this Agreement shall be by wire transfer of immediately available funds to a bank account specified in writing by PECO or IP, respectively, and in accordance with the instructions provided by each Party.

         5.10  Taxes

         Any and all taxes, fees and assessments based on the payment or receipt of Management Fees or the Electric Output Entitlement, whether paid in cash or power, shall be borne by PECO. PECO, at its own expense, will file any documentation required by governmental authorities with respect to such payment or receipt of Management Fees or the Electric Output Entitlement.

         5.11  Separation Costs

         Except as may be otherwise provided in the Definitive Agreement, separation agreements with any IP employee, or any PECO employee providing services pursuant to this Agreement, who is outplaced during the term of this Agreement shall be the sole financial responsibility of the employing Party, either IP or PECO, as the case may be, or as specified in any Leased Employee Agreement among the Parties and any employee.

3. The Management Agreement is hereby amended by deleting Article 7.2 in its entirety and inserting in lieu thereof the following Article 7.2, which reads in its entirety as follows:

         7.2   Limit on PECO Liability

         PECO's aggregate liability to IP, exclusive of indemnification obligations, arising out of this Agreement or the performance thereof in any calendar year, whether arising in contract, tort or otherwise (including strict liability), shall not exceed the greater of (a) $20,000,000.00, or (b) the aggregate fees paid to PECO by IP under this Agreement for all periods prior to April 1, 1999 plus the product of $10.00 multiplied by the aggregate number of Fee Hours against which IP has paid Management Fees to PECO.

4. The Management Agreement is hereby amended by deleting Article 11.1 in its entirety and inserting in lieu thereof the following Article 11.1, which reads in its entirety as follows:

         11.1  Termination Without Cause

               This  Agreement  shall  terminate  on the  date  of  the  Closing pursuant to the Definitive Agreement contemplated by the Parties for the sale of CPS to PECO. In the event of the termination of the Interim Agreement without the Parties having entered into and executed a Definitive Agreement, this Agreement will terminate on December 31, 1999. In the event that a Definitive Agreement is entered into and executed by the Parties, but is terminated without a Closing for the sale of CPS, then this Agreement will terminate on the later to occur of (i) December 31, 1999, or (ii) the effective date of termination of the Definitive Agreement. At any time after termination of the Exclusivity Period as described in the Interim Agreement and unless otherwise provided in the Definitive Agreement, if any, IP may terminate this Agreement by providing 180 days written Notice of termination to PECO, such termination to be effective as of the date of the Notice or, upon mutual agreement of the Parties, as of any other date. Except as provided in Article 20.10, termination in accordance with this Article 11.1 shall discharge both Parties from all obligations and duties under this Agreement that have not become payable as of the effective date of termination. Upon the provision of a Notice of termination pursuant to this Article 11.1, or beginning September 1, 1999, in the event that a Definitive Agreement has not been executed, the Parties shall work in good faith to provide for the expeditious replacement of PECO personnel and transition of responsibility and work in progress in a safe and orderly manner, with the actual length of transition to be established by IP. The Term of this Agreement shall extend until the effective time of any termination thereof pursuant to this Article 11.

5. The Management Agreement is amended by deleting Article 18 in its entirety.

6. The Management Agreement is hereby amended by deleting Article 20.15 in its entirety and inserting in lieu thereof the following Article 20.15, which reads in its entirety as follows:

         20.15  Employee Status

         Except as otherwise provided in the Definitive Agreement, during the term of this Agreement and for a period of eighteen months thereafter, PECO shall not, directly or indirectly, initiate offers of employment or hire any IP employees, without IP's prior written consent. During the term of this Agreement and for a period of eighteen months thereafter, IP shall not, directly or indirectly, initiate offers of employment or hire any personnel employed by PECO who has provided On-Site Management Services or Additional Services, without PECO's prior written consent.

7. Except as provided in paragraphs 1, 2, 3, 4, 5 and 6 above, the Management Agreement shall remain in full force and effect.

8.    Miscellaneous

     (a) This Amendment Agreement and the Management Agreement as amended hereby constitutes the complete understanding of the Parties with respect to the subject matter set forth herein, and shall supersede any prior understanding or agreement to the contrary, written or oral, and may not be amended, altered or discharged unless in a writing signed by the Parties hereto.

     (b) This Amendment shall be governed by and construed in accordance with the laws and decisions of the State of Illinois.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers.

                                                   ILLINOIS POWER COMPANY
                                                   "IP"



                                                   By:/s/David W. Butts

Witness:
/s/Kay M. Trummel



                                                   PECO ENERGY COMPANY
                                                   "PECO"



                                                   By:_________________________

Witness:

---------------------

                                    Exhibit B

                            LEASED EMPLOYEE AGREEMENT

         THIS LEASED EMPLOYEE AGREEMENT (the "Agreement") is made and entered into this 31st day of March, 1999, by and among PECO ENERGY COMPANY, a Pennsylvania corporation ("PECO"), ILLINOIS POWER COMPANY, an Illinois corporation ("IP"), and John P. McElwain ("Employee").

         WHEREAS, PECO and IP have entered into that certain Agreement effective as of January 15, 1998, as the same has been amended by that certain Inventive Compensation Agreement to Amend the Management Services Agreement dated as of May 19, 1998, and Amendment No. 2, dated of even date herewith (collectively, the "Management Agreement"), the terms of which are incorporated by reference herein;

         WHEREAS, the Management Agreement provides for the provision of certain management services by PECO to IP in support of outage recovery efforts and future operations of IP's Clinton Power Station ("CPS");

          WHEREAS, PECO employs Employee who has the experience and skills necessary to perform such management services;

         WHEREAS, PECO has selected Employee to serve as the full time Chief Nuclear Officer ("CNO") of CPS;

         WHEREAS, in reliance upon PECO's representations regarding Employee's experience and skills, IP has approved PECO's selection of Employee as CNO of CPS; and

         WHEREAS, the parties hereto desire to permit IP to lease the services of Employee from PECO subject to the conditions set forth herein;

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Furnishing of Employee. PECO agrees to furnish, for the time specified in Section 2 hereof, Employee to provide full time services under the Management Agreement (the "Work").

         2. Term. This Agreement and PECO's provision of Employee shall continue for the term of the Management Agreement or until the earlier termination of this Agreement by written notice of either IP, PECO or Employee, at the will of the terminating party, subject, however, to the terms and conditions of Section
3.1 and Article 11 of the Management Agreement.

         3. Status of Employee. Employee shall serve as the CNO of IP and in such capacity shall be an officer of IP subject to the direction of the IP Chief Executive Officer ("CEO") or other officer as designated by the CEO and subject to IP's standard rules of conduct (a copy of which is attached to the Management Agreement as Attachment "C"). For operational and functional purposes related to the operation of the CPS, Employee shall be treated as an employee of IP and shall be entitled to those rights of indemnification and other protection from claims brought by third parties as afforded by IP to its officers and employees. Except as expressly provided by the foregoing, neither PECO nor any of its employees or agents, including Employee, shall maintain, hold out, represent, state or imply to any other individual or entity that an employer/employee relationship exists between IP and PECO or between IP and Employee.

              Notwithstanding the foregoing, PECO, IP and Employee hereby acknowledge and agree that Employee shall remain an employee of PECO, and except for actions taken in his position and under his authority as CNO, IP shall have no liability of any kind or nature whatsoever to Employee, PECO, or any other individual or entity, as a result of the actions of Employee as a consequence of Employee's status as a leased employee. PECO and Employee recognize, covenant and agree that neither PECO nor Employee shall be entitled to any compensation or other benefits given to any employees of IP, including (without limitation) pension, welfare benefits, incentive bonuses, compensation insurance and unemployment insurance.

         4. Duties of Employee. As an officer of IP, Employee agrees to devote his time, attention and energies in the performance of the duties designated by IP, that with respect to such duties Employee shall be under the sole supervision, direction and control of IP, and that Employee is subject to those duties of loyalty and honesty to IP as an officer as established by Illinois law. As an officer of IP, Employee shall report to, and be subject to the supervision of, the CEO of IP or such other officer of IP as may from time to time be designated by the CEO.

          Notwithstanding the foregoing, IP, PECO and Employee recognize and agree that Employee may share information regarding CPS with PECO management, including information regarding plant status, plant condition, budgets , future needs for repairs, replacements, modifications and costs, plant staff performance, labor relations, regulatory issues, and local conditions and issues, provided, however, that in no event may Employee disclose information to PECO management (i) which is privileged to IP (including, but not limited to, the attorney client communication privilege and work product doctrine), or (ii) the disclosure of which would constitute a breach of a confidentiality or nondisclosure agreement to which IP is bound with another party or constitute a violation of law; provided further that any information shared by Employee with PECO management shall be subject to the non-disclosure provisions of Paragraph 6 of this Agreement.

          PECO shall not take any action either pursuant to this Agreement or the Management Agreement that diminishes the final decision-making authority of IP with respect to licensed activities, including, but not limited to, shut-down and start-up, reporting, operability determinations, deferral or prioritization of repairs, implementation of quality assurance programs, continuation of operations or cessation of operations (either short-term or permanently), or organizational or design changes to the CPS.

         5. Responsibility for Compensation and Expenses. PECO hereby recognizes, covenants and agrees that, as the employer of Employee and pursuant to Section 20.4 of the Management Agreement, it shall be solely and exclusively responsible and liable for Employee's compensation, and all expenses, costs, liabilities, assessments, taxes, insurance and other obligations incident to the employment of Employee in performance of the Work hereunder, including (without limitation) all wages and salary, benefits, withholding taxes, social security taxes, unemployment taxes and workers' compensation insurance premiums.

         6. Confidentiality. As an employee of PECO and pursuant to this Agreement, Employee shall be bound by the provisions of the Confidentiality Agreement between IP and PECO, dated December 29, 1997, attached to the Management Agreement, and incorporated by reference herein and by the terms of the Confidentiality Agreement among IP, PECO and AmerGen Energy Company, dated March 12, 1999, which is incorporated by reference herein.

         7.   Miscellaneous.

         (a) The parties may not assign this Agreement or any of their rights, duties or obligations hereunder without the prior written consent of the remaining parties, and any attempted assignment without such prior written consent shall be null and void.

         (b) This Agreement constitutes the complete understanding of the parties with respect to the subject matter set forth herein, and shall supersede any prior understanding or agreement to the contrary, written or oral, and may not be amended, altered or discharged unless in a writing signed by all parties hereto.

         (c) This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois.

         (d) Failure by either party hereto, any time or from time to time, to enforce and require the strict keeping and performance of any terms and conditions of this Agreement shall not constitute a waiver of any such terms and conditions at any future time and shall not prevent such party from insisting on the strict keeping and performance of such terms and conditions at any time.

         (e) The rights and responsibilities of the parties hereto under Sections 4 and 6 hereof shall survive any termination or expiration of this Agreement.

         (f) The unenforceability or invalidity of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers.

                                                   PECO ENERGY COMPANY
                                                   "PECO"



Witness:                                           By:_________________________


_____________________                              Its:________________________




                                                   ILLINOIS POWER COMPANY
                                                   "IP"


Witness:                                           By:/s/David W. Butts

/s/Kay M. Trummel                                  Its:  Sr. Vice President




                                                   "EMPLOYEE"


Witness:                                           /s/John P. McElwain
                                                   John P. McElwain
/s/Dale L. Holtzscher

                                    Exhibit C

                            CONFIDENTIALITY AGREEMENT

                  THIS CONFIDENTIALITY AGREEMENT (the "Agreement") is made and entered into this 12th day of March, 1999, by and among ILLINOIS POWER COMPANY, an Illinois corporation ("Illinois Power"), AMERGEN ENERGY COMPANY L.L.C., a Delaware limited liability company ("AmerGen"). And PECO ENERGY COMPANY, a Pennsylvania corporation and shareholder of AmerGen ("PECO") (PECO and AmerGen are sometimes collectively referred to herein as the "Buyer Parties").

                               W I T N E S S E T H

                  WHEREAS, Illinois Power and the Buyer Parties are discussing the possibility of a transaction involving the sale or abandonment of the Clinton Nuclear Power Station (the "Clinton Plant") located in Clinton, Illinois (the "Transaction"); and

                  WHEREAS, in order to permit each party to evaluate fully the potential merits of the Transaction, each party will furnish, or cause to be furnished, "Evaluation Material" (as defined below) to the other parties and their Representatives (as defined below);

                  NOW, THEREFORE, for and in consideration of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (collectively, the "Parties" and individually, a "Party") hereby agree as follows:

                  1.       Definitions

                           (a) "Affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                           (b) "Evaluation Material" shall mean all data, information, reports, interpretations ions, forecasts and records (whether in oral or written form, electronically stored or otherwise) containing or otherwise reflecting information concerning the Transaction, the Supplying Party (as defined below) or its Affiliates or subsidiaries which is (or has been heretofore) provided by the
         Supplying Party or its Representatives (as defined below) to the Recipient (as defined below) or its Representatives pursuant to this Agreement or any of the Other Agreements (as defined below), and all notes, analyses, compilations, studies or other documents in tangible form (whether in written form, electronically stored or otherwise) that contain or otherwise reflect such information whether prepared by the Supplying Party, the Recipient or their respective Representatives or others. Notwithstanding the foregoing, the following will not constitute "Evaluation Material" for purposes of this Agreement:

                                    (i)  Information  that  was  already  in the
                           possession of the Recipient or its Representatives prior to the date hereof and that was not acquired or obtained from the Supplying Party or its Affiliates or Representatives;

                                    (ii)  Information  that is  obtained  by the
                           Recipient or its Representatives from a source other than the Supplying Party or its Affiliates or
                           Representatives who, insofar as is known to the Recipient after reasonable inquiry, is not prohibited by a contractual, legal or fiduciary obligation to the Supplying Party from transmitting the information to the Recipient or its Representatives; or

                                    (iii)   Information   that  is  or   becomes
                           generally available to the public other than as a result of a disclosure by the Recipient or its Representatives in violation of the provisions of this Agreement.

         Provided, however that the exceptions set forth in subsections (i) through (iii) above shall not extend to any data, information, reports, interpretations, forecasts or records obtained or developed by or disclosed to the Buyer Parties, or either of them, in connection with PECO's operation and maintenance of the Clinton Plant or its performance under the Agreement dated as of January 15, 1998 with Illinois Power or any other agreement between the Buyer Parties (or either of them or any of their Affiliates) and Illinois Power (or any of its Affiliates) (such Agreement and all such other agreements being herein referred to as the "Other Agreements"), all of which data, information, reports, interpretations, forecasts and records shall be deemed Evaluation Material for purposes of this Agreement.

                           (c) "Representatives" of any Party shall mean the subsidiaries and Affiliates of such Party and the respective directors, officers, employees, representatives and agents of such Party and such Party's subsidiaries and Affiliates.

                  2. Nondisclosure. Except as otherwise expressly provided in this Agreement, without the prior written consent of the Party delivering or providing the information or as to which the information relates (the "Supplying Party"), Evaluation Material will be held in confidence and not disclosed by the Party receiving or developing the information following receipt (the "Recipient") or its Representatives or used by the Recipient or its Representatives other than directly or indirectly in connection with the consideration and evaluation of the Transaction or in strict compliance with such of the Other Agreements as may be relevant. Except as otherwise expressly provided herein, the Recipient further agrees that it will only disclose Evaluation Material received from a Supplying Party to its Representatives who need to know the Evaluation Material to evaluate the possible Transaction or in strict compliance with such of the Other Agreements as may be relevant and who are informed of its confidential nature and agree to be bound by the terms of this Agreement. Each Recipient agrees to be fully responsible for any breach of this Agreement by any of its Representatives.

                  3. Confidentiality of Transaction. Except as expressly provided herein, without the prior written consent of the Supplying Party, the Recipient agrees that it and its Representatives will not disclose to any person (i) that any investigation, discussions or negotiations are taking or have taken place concerning a possible Transaction, or (ii) that either Party has requested or received Evaluation Material, or any terms or other facts regarding the possible Transaction, including the status thereof; provided, however that nothing in this Agreement shall prohibit a Party from making any such disclosure to the extent it has received an opinion of counsel that such disclosure is required to be made by it in order to avoid violating the federal securities laws or stock exchange regulations. The term "persons" as used in this agreement shall be interpreted broadly to include any corporation, company, governmental agency or body, entity, partnership, group or individual.

                   4.      Convenants of  the Buyer Parties.

                           (a) Without limiting the generality of the foregoing, the Buyer Parties agree that unless otherwise required by law, they will not permit any person to have access to Restricted Data, as such term is defined in 42 U.S.C ss. 2014(y), until and unless the Federal Office of Personnel Management shall have made an investigation and report to the Nuclear Regulatory Commission (the "NRC") on the
         character, associations and loyalty of such person and the NRC shall have determined that permitting such person to have access to Restricted Data will not endanger the common defense and security.

                           (b) Notwithstanding anything to the contrary set forth in of this Agreement, any access to Safeguards Information, as such term is defined in 10 C.F.R. ss. 73.2, shall be subject to the limitations and conditions of 10 C.F.R. ss. 73.21, the safeguards plan for the Clinton Plant, and any other applicable legal requirements.

                           (c) The Buyer Parties shall use and maintain all documents prepared by the Institute for Nuclear Power Operations ("INPO") about the Clinton Plant, as may be made available to them, consistent with agreements between INPO and Illinois Power and the policies of INPO and Illinois Power, as the same may be amended from time to time. As a general matter the Buyer Parties shall treat information, reports, draft reports, field notes, draft notes or documents, and technical documents prepared by INPO about the Clinton Plant as if they are Evaluation Material belonging to Illinois Power. However, if an INPO document is classified for "General Distribution" and marked "GENERAL" by INPO, the use and distribution of such document will not be limited by this Agreement.

                  5. Return and Retention of Evaluation Material. All Evaluation Material in tangible form (whether in written form, electronically stored or otherwise) provided by the Supplying Party or its Representatives will be returned by the Recipient to the Supplying Party immediately upon request, without retention of any copies thereof. All other Evaluation Material in tangible form, including analyses, compilations, studies, personal notes, or other documents (whether in written form, electronically stored or otherwise) prepared by the Recipient or any of its Representatives, and any Evaluation Material not so requested to be returned, will be retained by the Recipient and kept subject to the terms of this Agreement or destroyed; provided, however that all such Evaluation Material shall be destroyed upon the Supplying Party's request with such destruction to be confirmed in writing. Except as otherwise provided in this Agreement, all retained Evaluation Material (whether in written form, electronically stored or otherwise) will continue to be subject to this Agreement.

                  6. Legal Process. If the Recipient or any of its Representatives are requested or required to disclose any Evaluation Material (or to disclose that any investigation, discussions or negotiations are taking or have taken place concerning the possible Transaction) pursuant to a subpoena, court order, civil investigative demand or similar judicial process or other oral or written request issued by a court of competent jurisdiction or by a federal, state or local governmental or regulatory body, the Recipient will provide the Supplying Party with prompt written notice of such request or requirement so that the Supplying Party and/or any of its Representatives may seek an appropriate protective order or other appropriate remedy or waive pursuant to paragraph 13 compliance with the provisions of this Agreement. If such order or other remedy is not obtained or the Supplying Party waives compliance with the provisions of this Agreement, the Recipient or its Representatives, as the case may be, will disclose only that portion of the Evaluation Material (or information relating to any such investigation, discussions or negotiations) that it is advised by counsel that it is legally required to so disclose and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Evaluation Material or information so disclosed.

                  7. No Obligation to Provide: No Warranty of Accuracy or Completeness. This Agreement defines the rights, duties and obligations of the Parties with respect to Evaluation Material disclosed or made available hereunder. Under no circumstances shall any Party be obligated to disclose or make available to the other Parties any information including, without limitation, any Evaluation Material, that such Party in its sole discretion determines not to disclose, provided, however, that to the extent that any Party, acting through one of its authorized officers makes such a determination as to information requested by the other Party, it will so advise the other Party of that fact. The Parties (i) acknowledge that no Party, nor any Representative of any Party, makes any representation or warranty, either express or implied, as to the accuracy or completeness of any Evaluation Material, and (ii) agree, to the fullest extent permitted by law, that except as may be provided in a Definitive Agreement (as defined below), no Party, nor any Representative of any Party, shall have any liability to the other Parties or any of the other Parties' Representatives on any basis (including, without limitation, in contract, tort, under federal or state securities laws or otherwise) as a result of the Parties' participation in evaluating a possible Transaction, the review by any Party of the other Parties'. Evaluation Material, or the use of the Evaluation Material by any Party or its Representatives in accordance with the provisions of this Agreement. Each Party agrees that it is not entitled to rely on the accuracy or completeness of the Evaluation Material. Each Party understands and agrees that there is no definitive agreement providing for a Transaction currently existing among the Parties and to no contract or agreement providing for a Transaction shall be deemed to exist by virtue of this Agreement with respect to such Transaction except, in the case of this Agreement, for the matters specifically agreed to herein.

                  8. Securities Laws. The Parties acknowledge that they are, and that their respective Representatives who are informed as to the matters that are the subject of this Agreement will be made, (i) aware that the United States securities laws would prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Exchange Act and the rules and regulations promulgated thereunder to the extent they relate to the matters referred to in this Section 8. The Parties agree that they will not use or permit any third party to use, and that they will each use reasonable efforts to ensure that none of their respective Representatives will use or permit any third party to use, any Evaluation

         Material  in  contravention  of  the  United  States   securities  laws
         including, without limitation, the Exchange Act or any rules and regulations promulgated thereunder.

                   9. Non-Solicitation. Except as may be provided in a Definitive Agreement, for a period of eighteen (18) months following the execution of this Agreement, no Party or its respective Representatives or Affiliates will, directly or indirectly, solicit or direct any other person to solicit any current officer or key employee or contractor of another Party (i) terminate or adversely alter his or her employment or other relationship with that Party; or (ii) to seek or accept employment or other affiliation with such Party.

                  10. Exclusivity. Illinois Power hereby agrees immediately to cease any existing discussions or negotiations with any third parties with respect to a sale or other transfer of Plant Clinton (a "Sale Transaction") other than a Transaction with the Buyer Parties or their Affiliates. Illinois Power shall not and Illinois Power shall use its commercially reasonable efforts to ensure that none of its Representatives or Affiliates shall solicit any person, entity or group concerning any Sale Transaction, nor shall Illinois Power furnish information or enter into negotiations regarding, or an agreement for, a Sale Transaction, other than a Transaction with the Buyer Parties or their Affiliates. The provisions and covenants contained in this
         Section 10 shall expire at 5:00 p.m. C.S.T. on April 15, 1999 unless extended in a writing signed by all the Parties.

                  11. Indemnification:  Remedies. Each Party will be responsible for and will idemnify and hold harmless the other Parties from any damage, loss, cost or liability (including, without limitation, reasonable attorney's fees and the costs of enforcing such obligations under this indemnity) arising out of or resulting from any breach by such Party or its Representatives of its obligations hereunder. Each Party acknowledges that remedies at law are inadequate to protect against breach of this Agreement and hereby in advance agrees, without prejudice to any rights to judicial or other relief, to the granting of equitable relief, including, without limitation, injunction, in the other Parties' favor without proof of actual damages. Each Party agrees not to seek and agrees to waive any requirement for the securing or posting of, a bond in connection with a Party seeking or obtaining such equitable relief.

                  12. Severability. If any term or provision of this Agreement, or any application thereof to any circumstances, shall, to any extent and for any reason, be held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to circumstances other than those to which it is held invalid or enforceable, shall not be affected thereby and shall be construed as if such invalid or unenforceable provision had never been contained herein, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  13. Term. Except as provided in Sections 9 and 10 of this Agreement, this Agreement shall be effective for a period of five (5) years from the date hereof.

                  14. Miscellaneous. This Agreement shall constitute the entire agreement among the Parties with respect to the subject matter hereof. The provisions of this Agreement shall control in the event of any inconsistency with the provisions of any Other Agreement and such Other Agreement shall be deemed modified hereby. No modification, amendment or waiver of this

         Agreement shall be binding without the written consent of the Parties hereto. This Agreement shall inure to the benefit of and be binding upon each of the Parties and their respective successors and permitted assigns; provided, however that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties, and no assignment of any right, interest or obligation shall release any such assigning Party therefrom unless the other Parties shall have consented to such release in writing specifically referring to the right, interest or obligation from which such assigning Party is to be released. It is further understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude (nor any waivers thereof, unless so expressly stated in such written waiver) any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflict of laws principles thereof.

                  16. Representatives. Any person who at any time after the date hereof becomes a Representative of either Party shall be deemed to be such Party's Representative for purposes of this Agreement, regardless of whether such person was a Representative of such Party on the date hereof. All references to Affiliates or subsidiaries contained in this Agreement shall apply with equal force and effect to any and all Representatives of such referenced Affiliates or subsidiaries.

                  17.      Notices.

                           (a) All notices, consents, requests and other communications hereunder shall be in writing and shall be sent by hand delivery, by certified or registered mail (return-receipt requested), by facsimile, or by recognized national overnight courier service as set forth below:

              If to Illinois Power:  Illinois Power Company
                                     500 South 27th Street
                                     Decatur, Illinois 62521
                                     Attention: Dave Butts
                                     Facsimile: (217) 362-7417

              With a copy to:        Troutman Sanders LLP
                                     5200 NationsBank Plaza
                                     600 Peachtree Street, NE
                                     Atlanta, Georgia 30308
                                     Attention: Terry C. Bridges,
                                     Facsimile: (404) 962-6731

              If to AmerGen:         AmerGen Energy Company L.L.C.
                                     2301 Market Street
                                     Philadelphia, Pennsylvania 19101
                                     Attention: Paul E. Haviland, Vice President
                                     Facsimile: (215) 841-3508

              With a copy to:        Edward J. Cullen, Jr.
                                     2301 Market Street
                                     Philadelphia, Pennsylvania 19101
                                     Facsimile: (215) 841-4474

              If to PECO:            PECO Energy Company
                                     2301 Market Street
                                     Philadelphia, Pennsylvania 19101
                                     Attention: Paul E. Haviland, Vice President
                                     Facsimile: (215) 841-3508

              With a copy to:        Edward J. Cullen, Jr.
                                     2301 Market Street
                                     Philadelphia, Pennsylvania 19101
                                     Facsimile: (215) 841-4474

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.




                                                   ILLINOIS POWER COMPANY




                                                   By:__________________________


                                                 Title:_________________________


                                                   AMERGEN ENERGY COMPANY L.L.C.



                                                   By:__________________________


                                                 Title:_________________________



                                                   PECO ENERGY COMPANY


                                                   By:__________________________


                                                 Title:_________________________

                                                                  ATTACHMENT A-1

                                 AmerGen Billing
                              Clinton Power Station
                                   April 1999

A.  Direct Charges
      Capital                                     $       -
      Storeroom Expense                                   -
      Preliminary Survey and Investigation                -
      Paid Absence                                        -
      USE Taxes                                           -
      Operation and Maintenance Expenses                  -
      Direct Nuclear Expenses                             -
      Plant Electric use:
         _____ kwh @_____ rate                            -
                                                   --------
                                                                     $        -

B.  Material Inventory Balance
      Balance-Beginning of Month                  $       -
      Balance-End of Month                                -
                                                   --------
                                                                     $        -

C.  Diesel Fuel Balance
      Balance-Beginning of Month                  $       -
      Balance-End of Month                                -
                                                                     $        -

D.  Nuclear Fuel Purchases                                           $        -
      (excludes amortizations)                                       ----------

Total Billing                                                        $        -

Adjustments                                                          $        -

      Previous Billings                           $       -
      Previous Payments                           $       -
                                                                     $        -
                                                                     -----------

Total Billing                                                        $        -
                                                                     ==========

 * Note: this billing structure is designed to include direct expenses associated with the operation of the plant and reflecting Programs and Project Functions that are known at this time. Additional programs and project functions may be added at a later time to tract other expenses that are a direct cost for the operation of the Clinton Power Station.

** Note: IP shall be responsible for the costs of Plant Electric Use prior to Restart. Restart shall be defined as the commencement of generation of Net Electric Output from CPS.

                                                                  ATTACHMENT A-2
                                   AmerGen Billing
                                 Clinton Power Station
                                      April 1999

            Project             Contractors/
FERC       Function     Labor    Consultants    Materials  Miscellaneous   Total

Capital
107         107200      $           $             $            $           $
            107222
            107227
            107232
            107233
            107235
            1073M8
            1073N8
            1073P8
            1073R8
            1073S8
            1073T8
            1073V8
            1073W9
            107302
            107304
            107305
            107306
            107307
            107376
            1075N8
            1075P8
            1075R8
            1075U8
            107512
            107534
108         108200
            1083M8
            1083S8
            1083T8
            108302
            108305
            108306
            108307
                        --------------------------------------------------------

  Total Capital         $           $             $            $           $
                        ========================================================

* Note: this listing only includes FERC accounts for current expenses. Additional project functions may be added at a later time to track other expenses that are a direct expense of the safe operation of the Clinton Power Station.

                                   AmerGen Billing
                                 Clinton Power Station
                                       April 1999

            Project             Contractors/
FERC       Function     Labor    Consultants    Materials  Miscellaneous   Total
Storeroom
163         163301      $           $             $            $           $
            163303
            163304
            163305
                        --------------------------------------------------------
  Total Storeroom       $           $             $            $           $
                        ========================================================

Preliminary Survey & Investigation
183         183001      $           $             $            $           $
                        ========================================================

Paid Absence:
184         184101      $           $             $            $           $
            184102
            184103
            184108
            184109
            184110
            184111
            184112
            184113
            184114
            184115
            184116
            184201
            184205
            184209
            184411
            184412
            184450
            184501
            184502
            184801
            184803
            184901
            184903
            184913
            184914
            184996
                        --------------------------------------------------------
  Total Paid Absence    $           $             $            $           $
                        ========================================================
USE Taxes:
408         408111      $           $             $            $           $
            408113

                        --------------------------------------------------------
  Total USE Taxes:      $           $             $            $           $
                        ========================================================

                                   AmerGen Billing
                                 Clinton Power Station
                                     April 1999

            Project             Contractors/
FERC       Function     Labor    Consultants    Materials  Miscellaneous   Total
Operations & Maintenance
500         500001   $           $             $            $           $
502         502001
505         505001
506         506001
510         510001
511         511001
512         512001
513         513001
514         514001
517         517001
519         519001
520         520001
            520002
            520003
            520004
            520005
523         523001
524         524001
            524002
            524003
            524004
            524216
525         525001
528         528001
529         529001
            529002
530         530001
            530002
            530003
531         531001
531         531002
532         532001
            532002
            532003
            532006
562         562001
            562002
570         570001
            570002
            570003
582         582001
583         583004
586         586001

                                   AmerGen Billing
                                 Clinton Power Station
                                      April 1999

            Project             Contractors/
FERC       Function     Labor    Consultants    Materials  Miscellaneous   Total
593         593002
            593003
735         735002
836         836001
863         863001
878         878001
892         892001
902         902003
903         903001
            903003
912         912015
915         915001
920         920001
            920002
            920003
            920004
921         921001
            921002
            921003
            921004
923         923001
            923003
            923004
924         924004
925         925003
            925004
            925008
            925012
926         926002
            926003
            926008
            926010
            926011
930         930205
            930208
            930209
            930212
931         931003
                        --------------------------------------------------------
 Total O&M              $           $             $            $           $
                        ========================================================
Direct Nuclear Expenses
524         524216      $           $             $            $           $
                        ========================================================

Includes costs incurred in other Responsibility Areas that are directly related to CPS

e.g. Name and Accounting Distribution
     EPRI Membership -                    8700-12980-524216-430
     BWR Owners Group -                   8700-13646-524216-430
     Reactor Internals Project at EPRI -  8700-23839-524216-430

                                                                 ATTACHMENT A-3

                              Clinton Power Station
                      Direct Programs and Project Functions

                                      Project
Program     Program Title             Function       Project Function Title
002030  RF6 - SIXTH REFUELING OUTAGE   163301     CPS STOREROOM OPERATING EXP
                                       163305     CPS COMMERCIAL GRADE DED PROG
                                       184411     PURCHASE SMALL TOOLS
                                       184412     MAINTENANCE OF TOOLS & EQUIP
                                       408113     USE TAX-CPS
                                       417140     FAB SHOP-NON REG ACTIVITY
                                       510001     MAINT SUPV & ENG-STEAM GEN
                                       514001     MAINT OF MISC  STEAM  PLANT
                                       517001     OPER SUPV & ENG-NUCLEAR
                                       519001     OPER OF COOLANT & WATER EQUIP
                                       520001     OPERATING  REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL  CONTROLS
                                       520003     DECONTAMINATION ACTIVITIES
                                       520004     RADIOACTIVE  WASTE DISPOSAL
                                       520005     NUCLEAR FUEL LOAD & UNLOAD
                                       523001     OP TURBS/GENRS/ELEC PLT EQUIP
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       524002     PLANT SECURITY-NUC
                                       524003     RESEARCH &  DEVELOPMENT-NUC
                                       524004     REGULATORY  FEES - NUCLEAR
                                       525001     RENTS-NUCLEAR OPERATION
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       529001     MAINT OF LAKES & CANALS
                                       529002     MAINT NUC BLDGS, GROUNDS, IMP
                                       530001     MAINT REACTOR PLANT EQUIPMENT
                                       530002     MAINT CONTROL ROD DRIVE SYSTEM
                                       531001     MAINT ELECTRIC PLANT EQUIP-NUC
                                       531002     MAINT DIESEL DRIVEN  GENER-NUC
                                       532001     MAINT STATION SECURITY SYS-NUC
                                       532002     MAINT MISC EQUIP, SMALL TOOLS
                                       562001     OPER OF NON-CPS TRANS SUBS
                                       562002     OPERATION OF CPS TRANS SUB
                                       570003     MAINT OF CPS TRANS SUB EQUIP
                                       920001     ADMIN & GENERAL SALARIES-ELEC
                                       920003     ADMIN & GENERAL SALARIES-JT
                                       920004     ADMIN & GENERAL SALARIES-NUC
                                       921003     NON-LABOR A&G EXPENSES-JOINT
                                       923004     PROFESSIONAL SERVICES-NUC

All expenses charged to construction
(FERC 107 & 108) will also be billed

                              Clinton Power Station
                      Direct Programs and Project Functions

                                      Project
Program    Program Title              Function       Project Function Title
002068  PAID ABSENCE - NUCLEAR         184101     VACATION
                                       184102     SICKNESS ALLOWANCE
                                       184103     OTHER PAID ABSENCE
                                       184108     VACATION - CPS EMPLOYEES
                                       184109     SICKNESS ALLOWANCE - CPS
                                       184110     OTHER PD ABSENCE - CPS

002087  RF7 -7TH NUCL REFUELING OUTAGE 517001     OPER SUPV & ENG-NUCLEAR
                                       520001     OPERATING REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL CONTROLS
                                       520003     DECONTAMINATION ACTIVITIES
                                       520004     RADIOACTIVE WASTE DISPOSAL
                                       520005     NUCLEAR FUEL LOAD & UNLOAD
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       524002     PLANT SECURITY-NUC
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       530001     MAINT REACTOR PLANT EQUIPMENT
                                       531001     MAINT ELECTRIC PLANT EQUIP-NUC
                                       570001     MAINT ELEC LOAD DISPATCH EQUIP
                                       920001     ADMIN & GENERAL SALARIES-ELEC

002147   CPS MODIFICATIONS - NUCLEAR   184450     TRAINING - ELECTRIC
                                       184501     SUPERVISION
                                       184502     BUILDING SERVICE & CLERICAL
                                       184801     A & G TO CONSTRUCTION-ELECTRIC
                                       184996     EMPLOYEE BEN CLEAR-NUCLEAR O&M
                                       408113     USE TAX-CPS
                                       417101     EXPENSE NON-UTILITY OPERATIONS
                                       417120     EXPENSES BILLABLE TO ILN GENER
                                       417500     EXP TO BILL ILLINOVA
                                       502001     OPER OF BOILER & ASSOC EQUIP
                                       505001     OPER TURBO GENERS & ELEC EQUIP
                                       506001     MISC OPERATING EXPENSES-STEAM
                                       512001     MAINT OF BOILER & ASSOC EQUIP
                                       513001     MAINT-TURBN GEN & ASSOC EQUIP
                                       514001     MAINT OF MISC STEAM PLANT
                                       517001     OPER SUPV & ENG-NUCLEAR
                                       519001     OPER OF COOLANT & WATER EQUIP
                                       520001     OPERATING REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL CONTROLS
                                       520003     DECONTAMINATION ACTIVITIES
                                       523001     OP TURBS/GENRS/ELEC PLT EQUIP


All expenses charged to construction
(FERC 107 & 108) will also be billed

                              Clinton Power Station
                      Direct Programs and Project Functions

                                      Project
Program    Program Title              Function       Project Function Title
002147  CPS MODIFICATIONS - NUCLEAR    524001     BLDG SERV & MISC NUC OPER EXP
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       529002     MAINT NUC BLDGS, GROUNDS, IMP
                                       530001     MAINT REACTOR PLANT EQUIPMENT
                                       530002     MAINT CONTROL ROD DRIVE SYSTEM
                                       531001     MAINT ELECTRIC PLANT EQUIP-NUC
                                       570002     MAINT OF TRANS SUB EQUIP
                                       583004     OPER OH DIST LINES-UNDER 34.5
                                       586001     TURN ON/OFF CHANGE ELEC METERS
                                       593003     MAINT LESS THAN 34.5 OH LINES
                                                  & OH SERV
                                       878001     REMOVE/CHANGE GAS METERS &REGS
                                       920001     ADMIN & GENERAL SALARIES-ELEC
                                       920002     ADMIN & GENERAL SALARIES-GAS
                                       921003     NON-LABOR A&G EXPENSES-JOINT
                                       926002     ADMINISTRATION OF PENSION PLAN
                                       926003     GROUP INSURANCE CONTRIBUTIONS
                                       930209     COMM WELF CONT-ELEC-FERC 426.1

002174  EMPLOYEE SERVICES ADMIN        184111     VACATION-CSBG EMPLOYEES
                                       184112     SICKNESS ALLOWANCE - CSBG
                                       184113     OTHER PAID ABSENCE - CSBG
                                       184114     VACATION - SSBG/FBG
                                       184115     SICKNESS ALLOWANCE - SSBG/FBG
                                       184116     OTHER PAID ABSENCE - SSBG/FBG
                                       920003     ADMIN & GENERAL SALARIES-JT
                                       921003     NON-LABOR A&G EXPENSES - JOINT
                                       923003     PROFESSIONAL SERVICES-JOINT

002203   MAINTAIN PLANT - NUCLEAR      163301     CPS STOREROOM OPERATING EXP
                                       408113     USE TAX-CPS
                                       510001     MAINT SUPV & ENG-STEAM GEN
                                       513001     MAINT-TURBN GEN & ASSOC EQUIP
                                       517001     OPER SUPV & ENG-NUCLEAR
                                       519001     OPER OF COOLANT & WATER EQUIP
                                       520001     OPERATING REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL CONTROLS
                                       520003     DECONTAMINATION ACTIVITIES
                                       520004     RADIOACTIVE WASTE DISPOSAL
                                       520005     NUCLEAR FUEL LOAD & UNLOAD
                                       523001     OP TURBS/GENRS/ELEC PLT EQUIP
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       524002     PLANT SECURITY-NUC
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       529001     MAINT OF LAKES & CANALS


All expenses charged to construction
(FERC 107 & 108) will also be billed

                              Clinton Power Station
                      Direct Programs and Project Functions

                                      Project
Program    Program Title              Function       Project Function Title
002203  MAINTAIN PLANT - NUCLEAR       529002     MAINT NUC BLDGS, GROUNDS, IMP
                                       530001     MAINT REACTOR PLANT EQUIPMENT
                                       530002     MAINT CONTROL ROD DRIVE SYSTEM
                                       530003     MAINT REACTOR PLANT PIPING
                                       531001     MAINT ELECTRIC PLANT EQUIP-NUC
                                       531002     MAINT DIESEL DRIVEN GENER-NUC
                                       532001     MAINT STATION SECURITY SYS-NUC
                                       532002     MAINT MISC EQUIP, SMALL TOOLS
                                       532003     MISC MAINT MATERIALS & EXP-NUC
                                       562002     OPERATION OF CPS TRANS SUB
                                       570002     MAINT OF TRANS SUB EQUIP
                                       570003     MAINT OF CPS TRANS SUB EQUIP
                                       582001     DIST SUB PCB DISPOSAL COSTS
                                       583004     OPER OH DIST LINES-UNDER 34.5
                                       593003     MAINT LESS THAN 34.5 OH LINES
                                                  & OH SERV
                                       892001     GAS DIST-MAINT OF SERVICES
                                       915001     COST JOBBING&CONTRACT WRK-ELEC
                                       921003     NON-LABOR A&G EXPENSES-JOINT
                                       926011     OTHER EMPL ACTIVITY EXP-NUC

002204  OPERATE PLANT - NUCLEAR        184501     SUPERVISION
                                       408113     USE TAX-CPS
                                       517001     OPER SUPV & ENG-NUCLEAR
                                       519001     OPER OF COOLANT & WATER EQUIP
                                       520001     OPERATING REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL CONTROLS
                                       520003     DECONTAMINATION ACTIVITIES
                                       520004     RADIOACTIVE WASTE DISPOSAL
                                       523001     OP TURBS/GENRS/ELEC PLT EQUIP
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       524002     PLANT SECURITY-NUC
                                       524004     REGULATORY FEES - NUCLEAR
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       923004     PROFESSIONAL SERVICES-NUC

002205  COMPLY W/NUCLEAR REG.REQUIRE   408113     USE TAX-CPS
                                       514001     MAINT OF MISC STEAM PLANT
                                       517001     OPER SUPV & ENG-NUCLEAR
                                       519001     OPER OF COOLANT & WATER EQUIP
                                       520001     OPERATING REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL CONTROLS
                                       523001     OP TURBS/GENRS/ELEC PLT EQUIP


All expenses charged to construction (FERC 107 & 108) will also be billed

                              Clinton Power Station
                      Direct Programs and Project Functions

                                      Project
Program    Program Title              Function       Project Function Title
002205  COMPLY W/ NUCLEAR REG. REQUIRE 524001     BLDG SERV & MISC NUC OPER EXP
                                       524002     PLANT  SECURITY-NUC
                                       524004     REGULATORY  FEES - NUCLEAR
                                       524216     MISC EXPENSES - R&D - NUCLEAR
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       529002     MAINT NUC BLDGS, GROUNDS, IMP
                                       530001     MAINT REACTOR PLANT EQUIPMENT
                                       532002     MAINT MISC EQUIP, SMALL TOOLS
                                       920001     ADMIN & GENERAL SALARIES-ELEC
                                       920003     ADMIN & GENERAL SALARIES-JT
                                       920004     ADMIN & GENERAL SALARIES-NUC
                                       921003     NON-LABOR A&G EXPENSES-JOINT
                                       921004     NON-LABOR A&G EXPENSES - NUC.
                                       924004     PROPERTY INS PREMIUMS-NUC
                                       925003     INJURIES & DAMAGES INS-JT
                                       925004     INJURIES & DAMAGES INS-NUC
                                       925008     EMPL INJ & DAMAGE CLAIMS-NUC
                                       925012     OTHER  INJ & DAMAGE CLAIMS-NUC
                                       926011     OTHER EMPL ACTIVITY EXP-NUC
                                       930208     CO TRADE ASSN DUES & CONT-NUC

002206  PROCURE & MANAGE NUCLEAR FUEL  517001     OPER SUPV & ENG-NUCLEAR

002207  PROCURE & CONTROL MAT'L - NUC. 163301     CPS STOREROOM OPERATING EXP
                                       163303     CLINTON FREIGHT ON MATERIALS
                                       163304     CLINTON MATERIAL INVENTORY ADJ
                                       163305     CPS COMMERCIAL GRADE DED PROG
                                       408113     USE TAX-CPS
                                       517001     OPER SUPV & ENG-NUCLEAR
                                       520001     OPERATING REACTOR & AUX
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       529002     MAINT NUC BLDGS, GROUNDS, IMP

002208  PROVIDE ADMIN. SUPPORT - NUC.  163301     CPS STOREROOM OPERATING EXP
                                       184209     GARAGE EXPENSES NON-SPECIFIC
                                       184501     SUPERVISION
                                       408113     USE TAX-CPS
                                       517001     OPER SUPV & ENG-NUCLEAR




All expenses charged to construction (FERC 107 & 108) will also be billed

                              Clinton Power Station
                      Direct Programs and Project Functions

                                      Project
Program    Program Title              Function       Project Function Title
002208  PROVIDE ADMIN. SUPPORT - NUC.  520001     OPERATING REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL CONTROLS
                                       520005     NUCLEAR FUEL LOAD & UNLOAD
                                       523001     OP TURBS/GENRS/ELEC PLT EQUIP
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       524002     PLANT SECURITY-NUC
                                       524216     MISC EXPENSES - R&D - NUCLEAR
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       529001     MAINT OF LAKES & CANALS
                                       529002     MAINT NUC BLDGS, GROUNDS, IMP
                                       530001     MAINT REACTOR PLANT EQUIPMENT
                                       531001     MAINT ELECTRIC PLANT EQUIP-NUC
                                       532002     MAINT MISC EQUIP, SMALL TOOLS
                                       836001     UG STOR-MAIN PURIFY EQUIP
                                       920003     ADMIN & GENERAL SALARIES-JT
                                       920004     ADMIN & GENERAL SALARIES-NUC
                                       921003     NON-LABOR A&G EXPENSES - JOINT
                                       921004     NON-LABOR A&G EXPENSES - NUC.
                                       923003     PROFESSIONAL SERVICES-JOINT
                                       923004     PROFESSIONAL SERVICES-NUC
                                       925004     INJURIES & DAMAGES INS-NUC
                                       925008     EMPL INJ & DAMAGE CLAIMS-NUC
                                       926011     OTHER EMPL ACTIVITY EXP-NUC

002209  MANAGE HUMAN RESOURCES - NUC.  163301     CPS STOREROOM OPERATING EXP
                                       408113     USE TAX-CPS
                                       506001     MISC OPERATING EXPENSES-STEAM
                                       510001     MAINT SUPV & ENG-STEAM GEN
                                       517001     OPER SUPV & ENG-NUCLEAR
                                       519001     OPER OF COOLANT & WATER EQUIP
                                       520001     OPERATING REACTOR & AUX
                                       520002     OPER-RADIOLOGICAL CONTROLS
                                       520004     RADIOACTIVE WASTE DISPOSAL
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       524002     PLANT SECURITY-NUC
                                       524216     MISC EXPENSES - R&D - NUCLEAR
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       529001     MAINT OF LAKES & CANALS
                                       529002     MAINT NUC BLDGS, GROUNDS, IMP
                                       531001     MAINT ELECTRIC PLANT EQUIP-NUC


All expenses charged to construction (FERC 107 & 108) will also be billed

                              Clinton Power Station
                      Direct Programs and Project Functions

                                      Project
Program    Program Title              Function       Project Function Title
002209  MANAGE HUMAN RESOURCES - NUC.  532002     MAINT MISC EQUIP, SMALL TOOLS
                                       532003     MISC MAINT MATERIALS & EXP-NUC
                                       532006     FABRIC'TN & MACH WRK-IP AREAS
                                       926011     OTHER EMPL ACTIVITY EXP-NUC

002233  JC SSBG & FBG TRANSFER CHARGES 517001     OPER SUPV & ENG-NUCLEAR
                                       520001     OPERATING REACTOR & AUX
                                       523001     OP TURBS/GENRS/ELEC PLT EQUIP
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       528001     MAINT SUPV & ENG-NUCLEAR
                                       532002     MAINT MISC EQUIP, SMALL TOOLS
                                       532003     MISC MAINT MATERIALS & EXP-NUC
                                       912015     PROMOTE/RETAIN SALES EXP-JT
                                       920001     ADMIN & GENERAL SALARIES-ELEC
                                       920003     ADMIN & GENERAL SALARIES-JT
                                       920004     ADMIN & GENERAL SALARIES-NUC
                                       921001     NON-LABOR A&G EXPENSES - ELEC
                                       921003     NON-LABOR A&G EXPENSES - JOINT
                                       921004     NON-LABOR A&G EXPENSES - NUC.
                                       923001     PROFESSIONAL SERVICES-ELEC
                                       923004     PROFESSIONAL SERVICES-NUC
                                       926008     OTHER EMPL ACTIVITY EXP-ELEC
                                       926010     OTHER EMPL ACTIVITY EXP-JT
                                       926011     OTHER EMPL ACTIVITY EXP-NUC
                                       930205     CO TRADE ASSN DUES & CONT ELEC

002253  YEAR 2000 - ESBG - NUCLEAR     523001     OP TURBS/GENRS/ELEC PLT EQUIP
                                       524001     BLDG SERV & MISC NUC OPER EXP
                                       920003     ADMIN & GENERAL SALARIES-JT
                                       920004     ADMIN & GENERAL SALARIES-NUC
                                       923004     PROFESSIONAL SERVICES-NUC

All expenses charged to construction (FERC 107 & 108) will also be billed